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                                                                   EXHIBIT 10.19

                                                                  EXECUTION COPY

                                AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of March 31, 1998

          THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of March 31, 1998 by and among PMT Holdings, Inc., a Delaware corporation ("Holdings"), Pacific Motor Transport Company, a California corporation ("Pacific Motor"), American International Rail Services LLC, a Colorado limited liability company ("AIRS"), American International Mechanical Services LLC, a Colorado limited liability company ("AIMS"), Interstate Consolidation, Inc., a California corporation. ("ICI"), Interstate Consolidation Service, Inc., a California corporation ("ICS"), and Intermodal Container Service, Inc., a California corporation ("IMCS") (Holdings, Pacific Motor, AIRS, AIMS, Acquisition Company, ICI, ICS and IMCS, being collectively referred to as the "Existing Borrowers"), Pacer Integrated Logistics, Inc., a Delaware corporation ("PIL"), the financial institutions listed on the signature pages hereof (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as agent (the "Agent") on behalf of the Lenders under that certain Amended and Restated Credit Agreement (the "Credit Agreement") dated as of December 16, 1997. Each defined term used herein and not otherwise defined herein shall have the meaning given to it in the Credit Agreement.

                                  WITNESSETH

          WHEREAS, the Existing Borrowers, ICI Acquisition Company, a Delaware corporation ("Acquisition Company"), the Lenders and the Agent are parties to the Credit Agreement;

          WHEREAS, Acquisition Company has, subsequent to the execution of the Credit Agreement, merged into Pacific Motor with Pacific Motor being the surviving corporation;

          WHEREAS, the Existing Borrowers have notified the Lenders and the Agent of (i) the proposed indirect acquisition (the "Acquisition") by Holdings of substantially all the assets of Intraco, Inc. (d/b/a Stutz & Company) (the "Target") and (ii) the formation of PIL, a wholly-owned subsidiary of Holdings, for the purpose of effectuating the Acquisition by means of a merger of the Target into PIL;

          WHEREAS, the Existing Borrowers have requested that the Lenders consent to the Acquisition, waive certain covenants under the Credit Agreement in respect of the Acquisition, amend the Credit Agreement in certain respects in order to integrate PIL as a "Borrower" under the Credit Agreement and make certain other accommodations; and

          WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;
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          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent have agreed to the following:

     1. Amendments to Credit Agreement.  Effective as of the date hereof and
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subject to the satisfaction of the conditions precedent set forth in Section 3
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below, the Credit Agreement is hereby amended as follows:

          1.1. The definition of "Borrowers" set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the term "PIL," immediately after the term "Pacific Motor," as and where "Pacific Motor," now appears in such definition.

          1.2. A new definition of the term "PIL" shall be inserted into Section
1.1 of the Credit Agreement in its appropriate alphabetical order and shall read as follows:

          "PIL" means Pacer Integrated Logistics, Inc., a Delaware corporation.
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     2.   Consent; Limited Waivers. Upon the effectiveness of this Amendment,
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the Lenders hereby consent to the consummation of the Acquisition and waive (a)
the restrictions set forth in Sections 6.3(D), (G) and (P) of the Credit Agreement solely with respect to the formation of PIL and the Acquisition, (b) the affirmative covenant of the Borrowers set forth Section 6.2 (K) of the Credit Agreement solely for the limited purpose of permitting the Borrowers to use the proceeds of Loans under the Credit Agreement to effectuate the Acquisition, (c) the Defaults or Unmatured Defaults, if any, arising out of any breach by the Borrowers of the Sections 6.1 (A)(i), (ii), (iii) or (iv) of the Credit Agreement prior to and as of the date hereof, and (d) other Defaults or Unmatured Defaults, if any, which may have occurred prior to the effectiveness of this Amendment only if and to the extent that, had this Amendment been effective at the time of such occurrence, the circumstances causing such Default or Unmatured Default would not then have caused a Default or Unmatured Default.

     3.   Conditions of Effectiveness.  This Amendment shall become effective
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and be deemed effective as of the date hereof, if, and only if, the Agent shall have received each of the following:

          (a) duly executed original counterparts of this Amendment from the Existing Borrowers, PIL and each of the Lenders;

          (b)  duly executed Revolving Loan Note of PIL;

          (c) duly executed original counterparts of a Security Agreement ("PIL Security Agreement") evidencing the granting of a security interest by PIL to and in favor of the Agent, for the benefit of the Lenders;

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          (d)  duly executed original counterparts of a Pledge Agreement (the
     "Pledge") evidencing the pledge by Holdings of 100% of the Capital Stock of PIL to and in favor of the Agent, for the benefit of the Lenders, together with the stock certificates representing such Capital Stock of PIL and related stock powers signed in blank;

          (e) duly executed Uniform Commercial Code financing statements naming PIL as debtor and the Agent as Secured Party to be filed with the Secretary of State of Missouri, Wyandotte County, Missouri Recorder, the Secretary of State of California and the Secretary of State of Kansas;

          (e) Secretary's Certificate of PIL certifying (i) copies of the resolutions of the Board of Directors (as attached thereto) of PIL approving PIL's execution and delivery of this Amendment and all other documents relating hereto, (ii) a copy of the Articles of Incorporation of PIL (as attached thereto) as true and correct, (iii) a copy of the By-Laws of PIL (as attached thereto) as true and correct, and (iv) the names, titles and signatures of the officers of PIL authorized to sign this Amendment and all other documents relating hereto; and

          (f) Secretary's Certificate of Holdings certifying copies of the resolutions of the Board of Directors (as attached thereto) of Holdings approving Holding's execution and delivery of the Pledge and the names, titles and signatures of the officers of Holdings authorized to sign the Pledge; and

          (g)  the following certificates:

               (1) the Borrowers' Officer's Certificate for the month ended December 31, 1997, required to accompany the Borrowers' financial statements for such month ended, all as more fully set forth in
          Section 6.1(A)(iv) of the Credit Agreement; and

               (2) the Borrowers' Borrowing Base Certificate for the months ended December 31, 1997 and January 31, 1998, as set forth in Section 6.1(J) of the Credit Agreement.

     4.   Representations and Warranties of the Company.  The Existing Borrowers
          ---------------------------------------------
and PIL hereby represent and warrant as follows:

          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not specifically waived hereby, and agree that all such covenants,

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     representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     5.   PIL as Borrower; Reference to the Effect on the Credit Agreement and
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other Loan Documents.
--------------------

          (a) PIL shall, upon the effectiveness of and as evidenced by the execution of this Amendment, hereby become a Borrower under the Credit Agreement and shall have the rights and obligations of a Borrower thereunder. PIL agrees that it will perform in accordance with the terms of the Credit Agreement, as amended hereby, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Borrower. PIL's notice address under the Credit Agreement shall be as set forth on the signature page hereof.

          (b) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Amended and Restated Credit Agreement dated as of December 16, 1997, as amended previously and as amended hereby.

          (c) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     6.   Further Assurances. (a)  The Borrowers shall furnish the Agent their
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audited financial statements for the year ended December 31, 1997, as set forth in Section 6.1(A)(iii) of the Credit Agreement prior to May 15, 1998, the failure of such delivery being deemed and shall be considered a Default under and pursuant to the Credit Agreement, as hereby amended.

     (b) Within five days of the effectiveness hereof, the Borrowers shall furnish the Agent an opinion of O'Sullivan Graev & Karabell, LLP, counsel to the Existing Borrowers and PIL, as to the due authorization, enforceability and validity of the documents executed and delivered pursuant to Section 3 hereof by Holdings and PIL, the failure of such delivery being deemed and shall be considered a Default under and pursuant to the Credit Agreement, as hereby amended.

     (c) Within 60 days of a request by any Lender, the Borrowers shall furnish the Lenders a written opinion(s) of Missouri and/or Kansas counsel as to the perfection of liens granted by PIL pursuant to the PIL Security Agreement.

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     7.   Costs and Expenses.  The Borrowers agree to pay all reasonable costs,
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fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

     8.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
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ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS)
OF THE STATE OF ILLINOIS.

     9.   Headings.  Section headings in this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     10.  Counterparts.  This Amendment may be executed by one or more of the
          ------------
parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                               PACER INTEGRATED LOGISTICS, INC.


                                By:___________________________
                                    Name:
                                    Title:

                                Address:     c/o Pacific Motor Transport
                                             Company, Pacer Division
                                             1229 East Pleasant Run Road
                                             DeSoto, Texas 75123


                                Attention:   President
                                Telephone:   (972) 224-8121
                                Facsimile:   (972) 228-2661


                                PMT HOLDINGS, INC.


                                By:___________________________
                                   Name:
                                   Title:


                                PACIFIC MOTOR TRANSPORT COMPANY


                                By:___________________________
                                   Name:
                                   Title:

                                AMERICAN INTERNATIONAL RAIL
                                SERVICES LLC

                                By: Pacific Motor Transport Company
                                Its: Manager

                                By:___________________________
                                    Name:
                                    Title:
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                                AMERICAN INTERNATIONAL
                                MECHANICAL SERVICES LLC

                                By: Pacific Motor Transport Company
                                Its: Manager

                                By:___________________________
                                    Name:
                                    Title:


                                INTERSTATE CONSOLIDATION, INC.

                                By:___________________________
                                   Name:
                                   Title:


                                INTERSTATE CONSOLIDATION SERVICE, INC.,


                                By:___________________________
                                   Name:
                                   Title:


                                INTERMODAL CONTAINER SERVICE, INC.


                                By:___________________________
                                   Name:
                                   Title:

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                                THE FIRST NATIONAL BANK OF
                                CHICAGO, as Agent and as a Lender

                                By:___________________________
                                 Name:   Greg Sjullie
                                 Title:  Vice President